UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2023
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Senior Vice President and Chief Financial Officer

On December 4, 2023, L3Harris Technologies, Inc. (“L3Harris” or the “Company”) announced that Kenneth L. Bedingfield has been named Senior Vice President and Chief Financial Officer of L3Harris, effective December 11, 2023. Mr. Bedingfield succeeds Michelle L. Turner. There is no disagreement between Ms. Turner and L3Harris on any matter relating to the Company’s financial condition or financial reporting.

Mr. Bedingfield, 51, joins L3Harris from Epirus, Inc. a privately held technology company developing software-defined counter-electronics effects and power management solutions for defense and commercial applications, where he most recently served as Chief Executive Officer since 2022 and as President, Chief Operating Officer and Chief Financial Officer from 2020 to 2022. He served as Corporate Vice President and Chief Financial Officer for Northrop Grumman Corporation from 2015 to 2020, Vice President Finance from 2014 to 2015 and other financial leadership roles at Northrop Grumman from 2011 to 2014. He began his career with KPMG, where he served as a partner responsible for leading the Aerospace and Defense audit practice. Mr. Bedingfield received a B.S. degree in accounting from the University of Maryland.

Offer Letter Agreement with Mr. Bedingfield

In connection with the transition, Mr. Bedingfield and L3Harris entered into an employment offer letter agreement on November 30, 2023 (the “Offer Letter Agreement”) pursuant to which he was named Senior Vice President and Chief Financial Officer of L3Harris, effective December 11, 2023.

The Offer Letter Agreement, which was approved by the Compensation Committee of the Board of Directors of L3Harris on November 30, 2023, provides for the following compensation and benefits:

•annual base salary of $850,000;
•eligibility to receive an annual cash incentive under the L3Harris Technologies, Inc. Annual Incentive Plan (Amended and Restated as of August 28, 2020) (the “AIP”) with a target value of 100% of his base salary. Such cash incentive award will be paid based upon the achievement of pre-established, annual business operating metrics and successful completion of personal performance objectives;
•eligibility to receive annual equity awards granted under the L3Harris Technologies, Inc. 2015 Equity Incentive Plan (Amended and Restated Effective as of August 28, 2020) or any successor plan (the “Equity Incentive Plan”) with a target value of $3,750,000, calculated and having terms and conditions consistent with grants to L3Harris’ other executive officers;
•one-time grant of 45,000 three-year cliff vesting non-qualified stock options to be granted under the Equity Incentive Plan;
•eligibility to participate in L3Harris’ 401(k) Retirement Plan, Excess Retirement Savings Plan and employee health and welfare plans;
•a one-time cash sign on bonus of $200,000, subject to a 12-month clawback in the event of voluntary termination; and
•relocation benefits to assist with his move from Maryland to the Melbourne, Florida area, including a $10,000 expense allowance payment.

The foregoing description of the terms and conditions of Mr. Bedingfield’s Offer Letter Agreement is not complete and is qualified in its entirety by, and should be read in conjunction with, the complete text of the Offer Letter Agreement, which L3Harris expects to file as an exhibit to its Annual Report on Form 10-K for the fiscal year ending December 29, 2023.

The Offer Letter Agreement does not provide for a term of employment. As an executive officer of L3Harris, Mr. Bedingfield will be covered by the L3Harris Technologies, Inc. Severance Pay Plan (the “Severance Pay Plan”). Upon an involuntary termination of employment by L3Harris without cause, the Severance Pay Plan provides for severance benefits for regular, full-time employees of L3Harris, subject to a waiver and release, including the following severance benefits for employees at the officer level (including executive officers): (a) a lump sum cash payment equal to the participant’s annual base pay and annual bonus target, and (b) twelve (12) months of COBRA coverage at active employee rates.

As an executive officer of L3Harris, Mr. Bedingfield will also be covered by the L3Harris Technologies, Inc. Executive Change in Control Severance Plan, effective as of July 21, 2023 (the “CIC Severance Plan”). Under the CIC Severance Plan, if a participant’s employment is terminated by L3Harris without “cause” or by the participant for “good reason” (each, as defined in the CIC Severance Plan) during the two-year period following a change in control, L3Harris will provide to the participant, subject to the participant’s execution of a release of claims: (i) a lump sum cash payment equal to a multiple (two times in the case of senior vice presidents) of the participant’s base salary and target bonus; (ii) a lump sum cash payment equal to the participant’s pro-rata target bonus; (iii) continued participation in L3Harris’ group medical, dental and vision plans for the number of years equal to the applicable severance multiple; and (iv) if immediately prior to the date of termination or change in control, the participant is eligible for professional finance and tax planning assistance services offered by L3Harris, with continued participation in such services for the balance of the calendar year in which the termination occurs and the calendar year thereafter.

The foregoing description of the Severance Pay Plan and the CIC Severance Plan are summaries and are qualified in their entirety by reference to the full text of the Severance Pay Plan and the CIC Severance Plan, respectively, which Severance Pay Plan was filed as Exhibit 10.2 to the L3Harris Form 8-K filed with the Securities and Exchange Commission (the "SEC") on March 4, 2020, and which CIC Severance Plan was filed as Exhibit 10.1 to the L3Harris Form 8-K filed with the SEC on July 24, 2023, both of which are incorporated herein by reference.

The naming of Mr. Bedingfield as Senior Vice President and Chief Financial Officer of L3Harris was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Bedingfield and any director or other executive officer of L3Harris and there are no related persons transactions between L3Harris and Mr. Bedingfield reportable under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On December 4, 2023, L3Harris issued a press release announcing that Mr. Bedingfield has been named Senior Vice President and Chief Financial Officer of L3Harris, effective December 11, 2023. Mr. Bedingfield succeeds Ms. Turner. A copy of the press release announcing the Chief Financial Officer transition is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibits are provided herewith:

Exhibit Number	Description
99.1	Press Release issued by L3Harris Technologies, Inc. on December 4, 2023, (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: December 4, 2023		Title:	Senior Vice President, General Counsel and Secretary

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